Management Presentation November 2017

Caution Concerning Forward Looking Statements and Non-GAAP Financial Measures This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995; particularly statements regarding future financial and operating results of Time Inc. (the “Company”) and its business. These statements are based on management’s current expectations or beliefs, and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied in this presentation due to changes in economic, business, competitive, technological, strategic, regulatory and/or other factors. More detailed information about these factors may be found in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. The Company is under no obligation, and expressly disclaims any such obligation, to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise. Management’s outlook does not include the impact of potential divestitures. Non-GAAP financial measures such as Operating income (loss) excluding Depreciation and Amortization of intangible assets (“OIBDA”), Adjusted OIBDA, Adjusted Diluted Earnings Per Share (EPS) and Free cash flow, as included in this presentation, are supplemental measures that are not calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). Definitions of these measures and reconciliations to the most directly-comparable U.S. GAAP measures are included at the end of this presentation deck. Our non-GAAP financial measures have limitations as analytical and comparative tools and you should consider OIBDA, Adjusted OIBDA, Adjusted Diluted EPS and Free cash flow in addition to, and not as a substitute for, the Company’s Operating income (loss), Net income (loss) attributable to Time Inc., Diluted EPS and various cash flow measures (e.g., Cash provided by (used in) operations), as well as other measures of financial performance and liquidity reported in accordance with U.S. GAAP. Note: Throughout the presentation, certain numbers may not sum to the total due to rounding. All trademarks and service marks referenced herein are owned by the respective trademark or service mark owners. ©2017 Time Inc. Published 2017. 2

Sue D’Emic EVP and Chief Financial Officer With over 30 years’ experience in finance and accounting, Sue has served in a variety of senior accounting and finance positions, including at Trusted Media Brands Sue also oversees Technology, Production and Time Inc. India Today’s Participants 3 Rich Battista President and Chief Executive Officer 25-year veteran in entertainment with an impressive background of leading diverse media organizations, including Fox and Gemstar-TV Guide Proven experience in launching, building and managing large-scale businesses across media platforms, both traditional and digital, and at various stages of development Jen Wong Chief Operating Officer and President, Digital Leading industry expert with significant digital experience from her time at POPSUGAR, where Jen was Chief Business Officer, and at AOL, where she held several top executive management positions Jen has accelerated Time Inc.’s digital growth since joining the company

Overview

120MM+ monthly global print 3 230MM+ global print and digital 6 Hundred s of events annually 274MM+ via global social media 250MM+ U.S. consumer registrations 3x Video production growth since 2014 ~30MM Subscribers4 4.6B (2016) video starts Top U.S. Digital Media Property1 U.S. Multi-Platform Monthly Uniques (MM) ~40MM Moms 5 ~7 out of 10 Millennials 5 Up from 81MM in June 2014 2 Sources: 1) comScore Multi-Platform September 2017; 2) comScore Multi-Platform for Time Inc. custom entity June 2014; ; 3) MRI Spring 2017, A.I.R. NRS (Jan.-Dec. 2015), TGI (2Q 2016), ABC (Jan.-Dec. 2015); 4) AAM 1H 2017; 5) comScore Multi-Platform//GfK/MRI Fusion (7-17/Spring 2017; 6) 2017 comScore Multi-Platform, custom entity August 2017 Massive Audience and Scale 5 245 205 196 196 182 165 164 149 145 142 139

Experiencing Significant Growth



TOTAL U.S. UNIQUE VISITORS (MM)
139MM
TOTAL
UVs¹
9/2017
145,000
140,000
135,000
130,000
125,000
120,000
115,000
110,000
105,000
100,000
December-15
January-16
February-16
March-16
April-16
May-16
June-16
July-16
August-16
September-16
October-16
November-16
December-16
January-17
February-17
March-17
April-17
May-17
June-17
July-17
August-17
September-17



QUARTERLY U.S. VIDEO STARTS (MM)
3B+
TOTAL
STARTS
3Q 2017
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
365
446
490
605
826
1,003
1,251
1,507
2,622
2,989
3,628
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17



SOCIAL REACH (MM)
274MM+
TOTAL
GLOBAL
FOLLOWERS
11/2017
Millions
300
250
200
150
100
50
Snapchat
Flipboard
LinkedIn
Youtube
Pinterest
Instagram
Google Plus
Twitter
Facebook

Sources: 1) comScore Multi-Platform September 2017

6

Diverse Set of Influential Iconic Brands Covering virtually every interest and passion CELEBRITY & ENTERTAINMENT NEWS & BUSINESS SPORTS LIFESTYLE Source: 1) comScore Multi-Platform//GfK/MRI Fusion (7-17/Spring 2017) ; 2) comScore Multi-Platform September 2017 Time Inc. Brands Over-Index with Millennials (18-34)2 for Digital Consumption - More Millennials than Vice and Vox 91MM CONSUMERS 1 84MM CONSUMERS 1 66MM CONSUMERS 1 65MM CONSUMERS 1 7

Sustaining the strength of our print products Growing our large digital revenues Extending our brands through high-margin and high-value areas, such as events, licensing, TV and international Expanding the ARPU of our ~30 million total subscribers with other products and services Building our programmatic and people-based targeting capabilities through unique first-party data Growth Strategy Aggressive cost reengineering program Portfolio rationalization Enhanced financial flexibility 8 Recent Strategic Initiatives

Strategic Transformation Program

CONFIDENTIAL Strategic Transformation Program 10 In August 2017, after engaging in a thorough review of the business, management announced the following: 1. Management has already targeted more than $400 million of run-rate cost savings, with the majority of initiatives expected to be implemented by the end of 2018 2. Program utilizes a portion of proceeds to invest in our future in key growth areas including native and branded content, video, data and targeting, paid products and services, and brand extensions 3. Management projects a minimum range of $500 million to $600 million of Adjusted OIBDA within 3 to 4 years Program to accelerate the optimization of cost and revenue growth drivers 10 Management’s outlook does not include the impact of any potential divestitures. See Cautionary Statement and reconciliations of non-GAAP financial measures in this presentation.

11 Reimagination of Print Reimagining how we create, produce, distribute and monetize print • Cost initiatives – including editorial delayering and hubbing, web content in books, editorial cost innovation • Format changes – including frequency and rate base, eventizing of covers • Ad Sales innovation – new high impact cover integrations and experiences • Better use of data – aligning print audience with digital in one audience sell and guarantee with downstream point of sale information; enhancing CRM capabilities in subscription marketing • Joint marketing activations with Time Inc. Retail • Bookazines – increasing volume of product and growing the business through more extensions and topical content See Cautionary Statement and reconciliations of non-GAAP financial measures in this presentation.

Key Growth Areas

DIGITAL ADVERTISING

Native /Branded Content



Our immersive content experiences help brands tell their stories so they resonate with the right audiences at the right time

FOUNDRY

The Foundry has established a strong reputation for native, and it is organized for category expertise and to build content across print and digital.

Time Inc. native revenues grew almost 2x from 2015 to 2016.

Our sales team is experienced in selling content creation and distribution, our most credible asset, built upon 100 years of editorial know-how.

We are investing behind our Foundry Enterprise product, which makes content and operates sites and social accounts for marketers.

We are also investing in a proprietary native ad platform to enable Time Inc. to scale fast-growing native operations.

Market will grow

>2x[1]

From 2015-18 to

$9B[1]

Native & Branded Programs in 2016

~600

Source:
1) Socintel 360

13

14 Time Inc. Video is attracting fans at a record rate, including an entirely new generation of viewers. In 2017, we plan to produce more than 50,000 videos - including 150 new and returning franchises and series, and over 1,500 live programming hours. In 3Q 2017, we achieved over 3 billion video views across our network and are on pace to exceed 10 billion views this year, nearly doubling versus the previous year. This year, we are launching social-only video brands to feed the insatiable demand for social video and drive the native revenue opportunity in key ad verticals: • Food: Well Done (launched March 2017) • Beauty: The Pretty (launched May 2017) • Exploring launches in other verticals Video Time Inc. has built major video capabilities and video has quickly become the new way we tell stories. VIDEO STARTS (MM) Sources: 1) Internal, Omniture, Facebook, Google, Snapchat, Twitter DIGITAL ADVERTISING Record quarterly level Time Inc. 3B+ video views 365 446 490 605 826 1,003 1,251 1,507 2,622 2,989 3,628 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17

Leading the Way Across the Video Ecosystem

SOCIAL VIDEO


THE Pretty

2
BRANDS LAUNCHED YTD 2017

LONG FORM TV


People
MAGAZINE
INVESTIGATES

50hrs+
ON THE AIR

VIRTUAL REALITY


PEARL HARBOR
LIFE VR

360°
INTERACTIVE EXPERIENCES

OTT


People TV

2MM+
DOWNLOADS
9/2017

DIGITAL VIDEO



1B+
STREAMS PER MONTH

3RD PARTY PLATFORMS



3
SNAP CHANNELS

amazon echo

Time Inc.
15

Content Capabilities Across All Platforms and Formats IG-Exclusive Elevator Videos 16

The average U.S. household owns 7.8 Internet-connected devices1, but marketers typically can identify only one of them during Web visits, making it challenging to optimize frequency and measure ROI. Leveraging the shift to programmatic buying, Time Inc. + Viant offers both premium brands and first-party data which enables us to generate content, connect with audiences and efficiently message and re-target. Multiple market approaches: 1. Time Inc. Audience Amplify: Ability to target and extend Time Inc.’s premium audiences with Viant people-based targeting (on and off owned sites) 2. Viant + Adelphic: Adelphic’s self-service media planning and execution tools, including its ability to reach consumers across all screens and formats, bolsters Viant’s people-based data and analytics offerings. 250 MM Programmatic & People-Based Targeting Time Inc. and Viant help advertisers reach specific targeted people and audiences, maximizing ROI Registered U.S. Profiles 4B Ad Requests / Day Time Inc. + Viant: Advertisers can find and measure ROI against people-based targets across owned and third-party sites Open platform with self-serve, programmatic integrations SCALABLE Time Inc. Sites PREMIUM 17 Source: 1) March 2016 NPD report DIGITAL ADVERTISING

BRAND LICENSING TV & LONG FORM EVENTS Extending Time Inc.’s brands to products worldwide, and monetizing against our existing editorial Time Inc. Productions is a full-service production company leveraging Time Inc.’s iconic brands to create and monetize original programming Time Inc. has the power to convene consumers and industry leaders across the globe ONLINE PROGRAMS Brand Extensions 18

Financial Highlights

Solid Quarter for Adjusted OIBDA Despite Challenging Print Environment  Total revenues of $679 million, declined 9% year-over-year.  Operating income of $51 million versus Operating loss of $167 million in the prior year.  Adjusted OIBDA of $115 million versus $100 million in the prior year. In October 2017, Leverage-Neutral Refinancing Transaction Extended Debt Maturities and Balanced Capital Structure Strategic Transformation Program – Developed Detailed Bottom-Up Plans; Affirming Target of More Than $400 Million of Run-Rate Cost Savings Portfolio Rationalization – Sold INVNT in July; Processes Underway for Sunset, Golf, Time Inc. UK, TCS, and majority stake in Essence 3Q17 Financial Highlights 20 See Cautionary Statement and reconciliations of non-GAAP financial measures in this presentation.

3Q17 Sources of Revenues

Enhanced Revenue Disclosure to Better Convey Time Inc.'s Diversifying Revenues – Added 3Q17

Sources of Revenues *In millions*	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	% Change	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016	% Change
Magazines	$ 433	$ 506	(14)%	$ 1,300	$ 1,560	(17)%
Digital	165	160	3 %	480	429	12 %
Brand Extensions & Other	81	84	(4)%	229	220	4 %
Total revenues	$ 679	$ 750	(9)%	$ 2,009	$ 2,209	(9)%

Magazines consists of revenues generated from the sale of printed magazines, bundled print and digital offers and magazine distribution, fulfillment and marketing services provided to third-party publishers.
Digital consists of revenues generated on digital platforms, such as Digital advertising (including programmatic, native and branded content and video), content licensing and syndication, digital-only subscriptions and digitally-transacted paid products and services.
Brand Extensions & Other represents revenues generated by leveraging our brands and other intellectual property. Brand Extensions & Other consists of branded book publishing, including bookazines, events, brand licensing, and television licensing, as well as revenues from custom publishing, INVNT (our event production subsidiary sold in July 2017), and other revenues.

TimeInc.
See Cautionary Statement and reconciliations of non-GAAP financial measures in this presentation.
21

Diversifying Sources of Revenues


22%
Non-Magazines
9%
13%
78%
2015
30%
Non-Magazines
10%
20%
70%
2016
35%
Non-Magazines
11%
24%
65%
9ME 9/30/17
Magazines
Digital
Brand Extensions & Other

Magazines consists of revenues generated from the sale of printed magazines, bundled print and digital offers and magazine distribution, fulfillment and marketing services provided to third-party publishers.
Digital consists of revenues generated on digital platforms, such as Digital advertising (including programmatic, native and branded content and video), content licensing and syndication, digital-only subscriptions and digitally-transacted paid products and services.
Brand Extensions & Other represents revenues generated by leveraging our brands and other intellectual property. Brand Extensions & Other consists of branded book publishing, including bookazines, events, brand licensing, and television licensing, as well as revenues from custom publishing, INVNT (our event production subsidiary sold in July 2017), and other revenues.

See Cautionary Statement and reconciliations of non-GAAP financial measures in this presentation.

22

Appendix

(1) OIBDA is defined as Operating income (loss) excluding Depreciation and Amortization of intangible assets. (2) (Gain) loss on operating assets, net reflects primarily the recognition of a gain on sale of certain of our titles and of the deferred gain from the sale- leaseback of the Blue Fin Building that was completed in the fourth quarter of 2015. (3) Other costs related to mergers, acquisitions, investments and dispositions, and integration and transformation costs during the periods presented are included within Selling, general and administrative expenses within the Statements of Operations. (4) Adjusted OIBDA is defined as OIBDA adjusted for impairments of Goodwill, intangible assets, fixed assets and investments; Restructuring and severance costs; (Gain) loss on operating assets, net; Pension settlements/curtailments; and Other costs related to mergers, acquisitions, investments and dispositions, and integration and transformation costs. TIME INC. RECONCILIATION OF OPERATING INCOME (LOSS) TO ADJUSTED OIBDA (Unaudited; in millions) Schedule I Three Months Ended September 30, Nine Months Ended September 30, 2017 2016 2017 2016 Operating income (loss) $ 51 $ (167) $ (13) $ (120) Depreciation 14 14 42 41 Amortization of intangible assets 20 22 59 63 OIBDA(1) 85 (131) 88 (16) Asset impairments — 188 5 189 Goodwill impairment — — 50 — Restructuring and severance costs 26 43 73 54 (Gain) loss on operating assets, net(2) (4) (2) (8) (18) Other costs(3) 8 2 18 23 Adjusted OIBDA(4) $ 115 $ 100 $ 226 $ 232 24

Schedule II TIME INC. RECONCILIATION OF OPERATING INCOME (LOSS) TO ADJUSTED OIBDA – 2017 & 2021 OUTLOOK (Unaudited; in millions) (1) Adjusted OIBDA is defined as OIBDA adjusted for impairments of Goodwill, intangible assets, fixed assets and investments; Restructuring and severance costs; (Gain) loss on operating assets, net; Pension settlements/curtailments; and Other costs related to mergers, acquisitions, investments and dispositions, and integration and transformation costs. Management's Outlook does not include the impact of potential divestitures. (2) OIBDA is defined as Operating income (loss) excluding Depreciation and Amortization of intangible assets. Full Year 2017 Outlook Range Full Year 2021 Outlook Range Adjusted OIBDA(1) $400 to $414 $500 to $600 Asset impairments, Goodwill impairment, Restructuring and severance costs, (Gains) losses on operating assets, net; Pension settlements/curtailments; and Other costs related to mergers, acquisitions, investments and dispositions, and integration and transformation costs Unable to estimate beyond the $138 recognized from January 1, 2017 through September 30, 2017 Unable to estimate OIBDA(2) Unable to estimate Unable to estimate Amortization of intangible assets ~$75 Unable to estimate Depreciation ~$60 Unable to estimate Operating income (loss) Unable to estimate Unable to estimate 25

Management Presentation November 2017